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                                                                   EXHIBIT 10.5

SERVICE AGREEMENT -- 401(K) PLAN
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EMPLOYER INFORMATION



NAME:     CENTRAL ILLINOIS BANCORPORATION
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ADDRESS:  2913 KIRBY AVENUE, CHAMPAIGN, IL 61826
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EMPLOYER'S TAXPAYER ID NUMBER: 37-1203599
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PLAN'S TAX ID NUMBER:  37-1241066
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NAME OF PLANS: CENTRAL ILLINOIS BANCORPORATION 401(K) PLAN
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CONTACTS:      JACK SIMPSON, STEVE KLITZING, SHELLY PERKINS
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PHONE NUMBER:  217-355-6200 CHAMPAIGN; 217-688-2301 SIDNEY
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FAX NUMBER:    217-355-0929 CHAMPAIGN; 217-892-8000 SIDNEY
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     AGREEMENT EFFECTIVE DATE:         JANUARY 1, 1997

The above-named Employer (the "Employer") retains KSB Benefit Consultants, Inc.
(KSB) to perform recordkeeping and other services under this Agreement in connection with the Employer's qualified plan(s) identified above. This may include plans established using prototype qualified plan documents furnished by KSB or other plans (the "Plan"). The Contact Person listed above will act on the Employer's behalf until the Employer notifies KSB otherwise in writing.

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I. SERVICES PROVIDED


     A. BASIC SERVICES

      1. Allocate contributions and any forfeitures arising under the Plan in accordance with the terms of the Plan and the information provided by the Employer, subject to the applicable limitations of the Internal Revenue Code of 1986, as amended ("Code").

      2. Post any withdrawals, loans, transfers distributions or future allocation changes among funding vehicles. Post any dividends, interest or other earnings to participants' accounts.

      3.   Value each participants account:
                                                           _______Monthly
                                                              X   Quarterly
                                                           _______Annually

      4. Provide each participant with a quarterly statement in KSB standard format (or more frequent statements if KSB and the Employer agree) or in a format recommended by the Employer, showing the balance and charges to the participant's account and such other standard information as agreed.

            Provide to each participant statements mutually agreed to by the Employer and KSB. We guarantee "turn-around time" of thirty (30) days after KSB receives ALL information necessary to prepare the reports.

      5. Prepare a Summary of Fund Operations and Plan Financial Statements on a periodic basis:
                                                           _______Monthly
                                                              X   Quarterly
                                                           _______Annually


      6. Process withdrawals by and distributions to participants and beneficiaries in accordance with



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            instructions from the Employer in accordance with Plan provisions.
            Where applicable, calculate federal income tax withholding. KSB will prepare and issue Form 1099R to report any such distributions.


      7. Calculate the division of a Participant's account subject to a qualified domestic relations order (QDRO). The employer shall be responsible to verify that an order qualifies as a QDRO. Upon notification by the Employer, KSB shall compute the division and establish a separate account for the ex-spouse.


      B.   LOANS (SEE LOAN POLICY)

      1. Account for loans to participants in accordance with instructions from the Employer and following Plan provisions.

      2. Determine the availability of loan amounts. Provide an amortization schedule based on the provisions of the loan.

      3. The Employer will set the interest rate for all loans and furnish KSB in writing with the rate and the date for the first repayment and terms outlined in the Loan Application.

      4. The Employer will take steps to ensure that loan payments are collected (whether by payroll deduction or by check, where applicable) and report that information to KSB.

      5. KSB will not have any discretionary authority with respect to the making of any loan.

      6. The Employer shall provide KSB with information about all outstanding loans made to a Participant under any plan maintained by the Employer. If the Employer does not notify KSB of an outstanding loan, KSB may assume that there is none.

  7.   KSB shall receive a fee of $100 for each loan set-up.




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     C. COMPLIANCE SERVICES

   1. HCE DETERMINATION. Determine "highly compensated employees" ("HCEs"). The Employer will provide compensation data and identify "officers" (as defined in the regulations.) The Employer will also, if necessary, identify the family members of officers and/or HCEs who are also employed by the Employer. The Employer will be required to approve the list of the "highly compensated employees". The Employer will be required to furnish this information via electronically or by diskette in connection with the payroll information.

  2. ADP TEST. Perform semi-annual non-discrimination testing. KSB shall communicate the test results in writing to the Employer. This includes:

          - Sec. 401(k) Actual Deferral Percentage Test
                                        ("ADP" test)

          - Sec. 401(m) Actual Contribution Percentage Test
                                        ("ACP" test)

          - The Aggregate Limit Test

     The Employer shall supply compensation data for the period being tested.

  3.   TOP HEAVY TEST.  (not needed; plan is not top heavy)

  4. REFUNDS, ADP/ACP. KSB shall, if necessary and requested by the Employer, compute a recharacterization or return of excess deferrals as permitted under Sec. 401(k) or return of excess aggregate contributions as permitted under Sec. 401(m). The Employer will decide the corrective action needed to pass the tests, if any.

  5. REFUNDS, 402(G). Based on the participant data for which KSB maintains records, and other necessary data requested of the Employer, KSB shall calculate and process all corrective distributions from the Plan required to comply with Code Section 402(g).

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  6.   ANNUAL ADDITION LIMIT.  Based on information received from the Employer,
       KSB shall process all corrective distributions which are calculated by the Employer required to comply with Sec. 415(c) Contribution limits. KSB shall make any necessary corrections as directed by the Employer.
       KSB shall not accept additional contributions by Participants identified as exceeding the Sec. 415(c) limit.

  7. AGE 70 1/2. Shall calculate and process all distributions required to comply with Sec. 401(a)(9). KSB shall provide the Employer with a list of Participants attaining age 70 1/2 in the next year, and current age 70 1/2 participants. After the Employer confirms the list, KSB will calculate the distribution.

  8. SERVICES NOT PROVIDED. KSB shall not perform the following tax compliance services:

            - Sec. 410(b) minimum coverage test. However, based on data maintained by it, KSB shall provide participant count data to the Employer necessary to report the minimum coverage test, as necessary, on the Form 5500.

            - Sec. 404 deduction limit. KSB can consult with the Employer concerning compliance with the Sec. 415 contribution and Sec. 404 deduction limits.

            - Sec. 415(e) combined benefit and contribution limit, if the Employer sponsors both DC and DB plans. KSB shall provide necessary contribution history data to the actuary hired by the Employer to compute the combined Sec. 415(e) limit.

  9. PARTICIPANT DIRECTION. All requirements needed by the plan to satisfy DOL Reg. Sec. 2550.404(c) will be the responsibility of the Employer.


  10. FORM 5500. KSB will prepare a draft of Form 5500 based on the information available to us. KSB will include the schedules and attachments made available to us from


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            third parties.


II. EMPLOYER RESPONSIBILITIES

      A. PROVIDE ACCURATE AND COMPLETE INFORMATION. KSB will accept information that the Employer presents as being accurate. This also includes data supplied by any other recordkeeper or third party representing the Plan. KSB will not accept responsibility for errors in services or reports resulting from erroneous information provided. If KSB must redo any of its services because of incorrect data so provided, KSB may assess an additional fee.

      B.   PROVIDE PAYROLL DATA ELECTRONICALLY OR BY DISKETTE.  The
           Employer will provide information including all Participant demographic information, deferral and compensation information in the form of a diskette. If any information is incomplete, improperly filled out or ambiguous such that a transaction on behalf of a participant cannot be processed, KSB will attempt to resolve the matter as soon as practical by calling the Employer.

      C. PROVIDE PLAN DOCUMENTS. The Employer will furnish KSB with all information it needs to perform its services, including Plan documents, (except for Plans established with prototype qualified plan documents furnished by KSB), and any amendments thereto at the time of their execution. If KSB finds an amendment unacceptable, KSB retains the right to refuse to perform services under this Agreement. KSB will not be responsible for: (a) the accuracy of the information provided by the Employer, (b) any services, participant statements or reports based on inaccurate information from the Employer, or (c) failure to provide any services, participant statements or reports because of the Employer's failure to provide accurate information on a timely basis.

      D. The Employer agrees to communicate information regarding the Plan and procedures of the Plan directly to their employees. EMPLOYEES WILL NOT CONTACT KSB.


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      E.   If the Plan is not a prototype plan sponsored by KSB the
           Employer will be solely responsible for obtaining the IRS qualification of the Plan and maintaining such qualification in the future.

      F. If loans are made under the Plan, then the Employer will obtain a promissory note signed by the participant prior to releasing the loan amount to the participant. The Employer will keep loan promissory notes on file or as so directed by the plan provisions, e.g. (Trustee).


III. WARRANTY AND LIMITATION OF REMEDY AND LIABILITY

      B. The Employer will defend, indemnify and hold KSB, its employees, officers and directors harmless from any and all loss, damage, penalty, liability, cost and expense incurred by, imposed upon or asserted against them by any person, including the Employer, its affiliates, officers, employees, agents or subcontractors, by reason of any claim, judicial or regulatory proceeding arising from any act or failure to act in connection with the services provided under this Agreement, except where such loss, damage, penalty, liability, cost or expense was a consequence of KSB or such other person(s) willful misconduct or negligence.


IV. WAIVER; ASSIGNMENT; AMENDMENT; GOVERNING LAW

      A. The failure of either party to strictly enforce any provision of this Agreement shall not operate as a waiver of such provision or release either party from its obligations under this Agreement strictly in accordance with such provision.

      B. Neither KSB nor the Employer may assign this Agreement without the written consent of the other party.

      C. This Agreement may be amended only by a written amendment signed by both parties.

      D. This Agreement will be governed by the laws of Illinois except to the extent that federal law may preempt or supersede such state law.


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SERVICE AGREEMENT -- 401(K) PLAN
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NOTE: KSB is not an investment manager, trustee, or other fiduciary. KSB acts only as the plan administrator's (the employer's) agent and provider of the KSB prototype plan document.


GUARANTEE:  KSB guarantees delivery of participant statements within thirty
(30) days after KSB receives ALL information necessary to prepare the reports. This includes investment manager or trustee reports and final payroll reports.





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V.   SERVICE AGREEMENT SIGNATURES


     EMPLOYER


     CENTRAL ILLINOIS BANCORPORATION
     --------------------------------------
     Plan Sponsor

     By:


     Steven T. Klitzing                /s/ Steven T. Klitzing
     -----------------------           --------------------------
     Print name                        Signature

     Chief Financial Officer           January 1, 1997
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     Print Title                       Date Signed




     KSB BENEFIT CONSULTANTS, INC.


     By:


     MARY C. MURRAY                  /s/ Mary C. Murray
     ------------------              --------------------------
     Print name                      Signature

     OPERATIONS MANAGER               January 1, 1997
     ------------------              --------------------------
     Print Title                     Date Signed








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